                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Gilbert F. Amelio, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

                                 SIGNATURE                                            DATE
- ---------------------------------------------------------------------------  ----------------------

                                    /s/  GILBERT F. AMELIO                     September 24, 1994
        -----------------------------------------------------------
                             Gilbert F. Amelio

                                    /s/  PETER J. SPRAGUE                      September 29, 1994
        -----------------------------------------------------------
                             Peter J. Sprague

                                     /s/  GARY P. ARNOLD                       September 29, 1994
        -----------------------------------------------------------
                              Gary P. Arnold

                                      /s/  ROBERT BESHAR                       September 29, 1994
        -----------------------------------------------------------
                               Robert Beshar

        -----------------------------------------------------------
                            Modesto A. Maidique

                                   /s/  J. TRACY O'ROURKE                      September 29, 1994
        -----------------------------------------------------------
                             J. Tracy O'Rourke

                                   /s/  CHARLES E. SPORCK                      September 3, 1994
        -----------------------------------------------------------
                             Charles E. Sporck

                                    /s/  DONALD E. WEEDEN                      September 29, 1994
        -----------------------------------------------------------
                             Donald E. Weeden

                                     /s/  DONALD MACLEOD                       September 15, 1994
        -----------------------------------------------------------
                              Donald Macleod

                                   /s/  ROBERT B. MAHONEY                      September 9, 1994
        -----------------------------------------------------------
                             Robert B. Mahoney